Enact Holdings, Inc. Financial Supplement Third Quarter 2025 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs, gains (losses) on debt extinguishment and infrequent or unusual non-operating items. The Company excludes net investment gains (losses), gains (losses) on the extinguishment of debt and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement Third Quarter 2025

Consolidated Statements of Income
(amounts in thousands, except per share amounts)

	2025				2024				
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:									
Premiums	$244,688	$245,289	$244,786	$734,763	$245,735	$249,055	$244,567	$240,747	$980,104
Net investment income	68,611	65,884	63,037	197,532	62,624	61,056	59,773	57,111	240,564
Net investment gains (losses)	(2,834)	(7,343)	(3,243)	(13,420)	(7,167)	(1,243)	(7,713)	(6,684)	(22,807)
Other income	990	1,060	2,196	4,246	584	720	2,207	402	3,913
Total revenues	**311,455**	**304,890**	**306,776**	**923,121**	**301,776**	**309,588**	**298,834**	**291,576**	**1,201,774**
LOSSES AND EXPENSES:									
Losses incurred	35,885	25,289	30,541	91,715	23,813	12,164	(16,821)	19,501	38,657
Acquisition and operating expenses, net of deferrals	50,500	50,598	50,094	151,192	55,325	53,091	53,960	50,934	213,310
Amortization of deferred acquisition costs and intangibles	2,344	2,205	2,429	6,978	2,522	2,586	2,292	2,259	9,659
Interest expense	12,897	12,296	12,291	37,484	12,262	12,290	13,644	12,961	51,157
Loss on debt extinguishment	0	0	0	0	0	0	10,930	0	10,930
Total losses and expenses	**101,626**	**90,388**	**95,355**	**287,369**	**93,922**	**80,131**	**64,005**	**85,655**	**323,713**
INCOME BEFORE INCOME TAXES	209,829	214,502	211,421	635,752	207,854	229,457	234,829	205,921	878,061
Provision for income taxes	46,332	46,694	45,643	138,669	45,116	48,788	51,156	44,933	189,993
NET INCOME	**$163,497**	**$167,808**	**$165,778**	**$497,083**	**$162,738**	**$180,669**	**$183,673**	**$160,988**	**$688,068**
Net investment (gains) losses	$2,834	$7,343	$3,243	$13,420	$7,167	$1,243	$7,713	$6,684	$22,807
Costs associated with reorganization	189	(24)	629	794	411	848	3,435	(42)	4,652
Loss on debt extinguishment	0	0	0	0	0	0	10,930	0	10,930
Taxes on adjustments	(635)	(1,537)	(813)	(2,985)	(1,591)	(439)	(4,636)	(1,395)	(8,061)
Adjusted Operating Income	**$165,885**	**$173,590**	**$168,837**	**$508,312**	**$168,725**	**$182,321**	**$201,115**	**$166,235**	**$718,396**
Loss ratio [(1)]	15 %	10 %	12 %	12 %	10 %	5 %	(7)%	8 %	4 %
Expense ratio [(2)]	22 %	22 %	21 %	22 %	24 %	22 %	23 %	22 %	23 %
Earnings per share data:									
Net income per share									
Basic	$1.11	$1.12	$1.09	$3.32	$1.06	$1.16	$1.17	$1.01	$4.40
Diluted	$1.10	$1.11	$1.08	$3.30	$1.05	$1.15	$1.16	$1.01	$4.37
Adjusted operating income per share									
Basic	$1.13	$1.16	$1.11	$3.39	$1.10	$1.17	$1.28	$1.05	$4.60
Diluted	$1.12	$1.15	$1.10	$3.37	$1.09	$1.16	$1.27	$1.04	$4.56
Weighted-average common shares outstanding									
Basic	147,434	149,940	151,831	149,735	153,537	155,561	157,193	158,818	156,277
Diluted	148,340	150,729	152,907	150,659	154,542	157,016	158,571	160,087	157,554

[(1)] The ratio of losses incurred to net earned premiums.

[(2)] The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with restructuring costs increased the expense ratio by zero percentage points for the three months ended September 30, 2025, June 30, 2025 and March 31, 2025, one percentage point for the three months ended December 31, 2024, zero percentage points for the three months ended September 30, 2024, one percentage point for the three months ended June 30, 2024, and zero percentage points for the three months ended March 31, 2024.

Page 3

Enact Holdings, Inc. Financial Supplement Third Quarter 2025

Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Assets							
Investments:							
Fixed maturity securities available-for-sale, at fair value	$6,068,501	$5,896,818	$5,815,337	$5,624,773	$5,652,399	$5,331,345	$5,351,138
Short term investments	2,002	3,001	3,696	3,367	1,550	12,313	9,963
Total investments	**6,070,503**	**5,899,819**	**5,819,033**	**5,628,140**	**5,653,949**	**5,343,658**	**5,361,101**
Cash and cash equivalents	543,577	612,967	635,269	599,432	673,363	699,035	614,330
Accrued investment income	53,895	53,259	49,654	49,595	45,954	45,317	43,450
Deferred acquisition costs	22,521	22,910	23,322	23,771	24,160	24,619	24,861
Premiums receivable	48,648	44,091	46,451	53,031	48,834	48,698	43,927
Other assets	114,114	107,882	103,351	102,549	100,723	98,929	126,644
Deferred tax asset	23,185	32,545	44,440	65,013	50,063	89,116	89,370
Total assets	**$6,876,443**	**$6,773,473**	**$6,721,520**	**$6,521,531**	**$6,597,046**	**$6,349,372**	**$6,303,683**
Liabilities and Shareholder's Interest							
Liabilities:							
Loss reserves	$572,054	$551,940	$542,528	$524,715	$510,401	$508,138	$531,443
Unearned premiums	96,031	101,205	107,519	114,680	121,382	129,870	138,886
Other liabilities	146,958	153,447	208,667	142,990	186,312	143,167	173,500
Long-term borrowings	744,114	743,753	743,399	743,050	742,706	742,368	746,090
Total liabilities	**1,559,157**	**1,550,345**	**1,602,113**	**1,525,435**	**1,560,801**	**1,523,543**	**1,589,919**
Equity:							
Common stock	1,456	1,484	1,508	1,523	1,544	1,561	1,577
Additional paid-in capital	1,826,764	1,927,372	2,007,776	2,076,788	2,145,518	2,220,903	2,264,198
Accumulated other comprehensive income	(41,785)	(104,342)	(152,482)	(207,455)	(101,984)	(236,305)	(237,477)
Retained earnings	3,530,851	3,398,614	3,262,605	3,125,240	2,991,167	2,839,670	2,685,466
Total equity	**$5,317,286**	**$5,223,128**	**$5,119,407**	**$4,996,096**	**$5,036,245**	**$4,825,829**	**$4,713,764**
Total liabilities and equity	**$6,876,443**	**$6,773,473**	**$6,721,520**	**$6,521,531**	**$6,597,046**	**$6,349,372**	**$6,303,683**
Book value per share	$36.53	$35.20	$33.96	$32.80	$32.61	$30.91	$29.89
Book value per share excluding accumulated other comprehensive income	$36.82	$35.90	$34.97	$34.16	$33.27	$32.43	$31.40
U.S. GAAP ROE [(1)]	**12.4 %**	**13.0 %**	**13.1 %**	**13.0 %**	**14.7 %**	**15.4 %**	**13.8 %**
Net investment (gains) losses	**0.2 %**	**0.6 %**	**0.3 %**	**0.6 %**	**0.1 %**	**0.6 %**	**0.6 %**
Costs associated with reorganization	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.1 %**	**0.3 %**	**0.0 %**
(Gains) losses on early extinguishment of debt	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.9 %**	**0.0 %**
Taxes on adjustments	**0.0 %**	**(0.1)%**	**(0.1)%**	**(0.1)%**	**0.0 %**	**(0.4)%**	**(0.1)%**
Adjusted Operating ROE[(2)]	**12.6 %**	**13.4 %**	**13.4 %**	**13.5 %**	**14.8 %**	**16.9 %**	**14.2 %**
Debt to capital ratio	**12 %**	**12 %**	**13 %**	**13 %**	**13 %**	**13 %**	**14 %**

(1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

(2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

Page 4

Enact Holdings, Inc. **Financial Supplement** **Third Quarter 2025**

Direct New Insurance Written Metrics
(amounts in millions)

2025	3Q		2Q		1Q		Total	
Total Direct	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW
Product								
Primary	$14,048	100 %	$13,254	100 %	$9,818	100 %	$37,120	100 %
Pool	0	- %	0	- %	0	- %	0	- %
Total	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$37,120**	**100 %**
Primary Only								
Origination								
Purchase	$13,020	93 %	$12,335	93 %	$9,139	93 %	$34,494	93 %
Refinance	1,028	7 %	919	7 %	679	7 %	2,626	7 %
Total Primary	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$37,120**	**100 %**
Payment Type								
Monthly	$13,567	97 %	$12,688	96 %	$9,229	94 %	$35,484	96 %
Single	461	3 %	554	4 %	576	6 %	1,591	4 %
Other[1]	20	- %	12	- %	13	- %	45	- %
Total Primary	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$37,120**	**100 %**
FICO Scores								
Over 760	$7,097	50 %	$6,843	52 %	$4,989	51 %	$18,929	51 %
740 - 759	2,326	17 %	2,160	16 %	1,590	16 %	6,076	16 %
720 - 739	1,689	12 %	1,651	12 %	1,280	13 %	4,620	12 %
700 - 719	1,237	9 %	1,146	9 %	894	9 %	3,277	9 %
680 - 699	855	6 %	746	6 %	548	6 %	2,149	6 %
660 - 679[2]	498	3 %	411	3 %	313	3 %	1,222	3 %
640 - 659	228	2 %	212	1 %	145	1 %	585	2 %
620 - 639	112	1 %	80	1 %	51	1 %	243	1 %
<620	6	- %	5	- %	8	- %	19	- %
Total Primary	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$37,120**	**100 %**
Weighted Avg FICO	752		754		753		753	
Loan-To-Value Ratio								
95.01% and above	$2,524	18 %	$2,615	20 %	$2,019	21 %	$7,158	19 %
90.01% to 95.00%	5,214	37 %	4,850	37 %	3,571	36 %	13,635	37 %
85.01% to 90.00%	4,226	30 %	3,919	29 %	2,913	30 %	11,058	30 %
85.00% and below	2,084	15 %	1,870	14 %	1,315	13 %	5,269	14 %
Total Primary	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$37,120**	**100 %**
Weighted Avg LTV	92 %		93 %		93 %		93 %	
Debt-To-Income Ratio								
45.01% and above	$4,416	32 %	$3,877	29 %	$2,852	29 %	$11,145	30 %
38.01% to 45.00%	5,081	36 %	4,747	36 %	3,591	37 %	13,419	36 %
38.00% and below	4,551	32 %	4,630	35 %	3,375	34 %	12,556	34 %
Total Primary	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$37,120**	**100 %**
Weighted Avg DTI	40 %		40 %		40 %		40 %	
Avg loan size (thousands)	$381		$380		$378		$380	

2024	4Q		3Q		2Q		1Q		Total	
Total Direct	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW
Product										
Primary	$13,266	100 %	$13,591	100 %	$13,619	100 %	$10,526	100 %	$51,002	100 %
Pool	0	- %	0	- %	0	- %	0	- %	0	- %
Total	**$13,266**	**100 %**	**$13,591**	**100 %**	**$13,619**	**100 %**	**$10,526**	**100 %**	**$51,002**	**100 %**
Primary Only										
Origination										
Purchase	$11,466	86 %	$12,982	96 %	$13,173	97 %	$10,072	96 %	$47,693	94 %
Refinance	1,800	14 %	609	4 %	446	3 %	454	4 %	3,309	6 %
Total Primary	**$13,266**	**100 %**	**$13,591**	**100 %**	**$13,619**	**100 %**	**$10,526**	**100 %**	**$51,002**	**100 %**
Payment Type										
Monthly	$12,768	96 %	$12,851	95 %	$13,177	97 %	$10,034	95 %	$48,830	96 %
Single	483	4 %	722	5 %	422	3 %	475	5 %	2,102	4 %
Other[1]	15	- %	18	- %	20	- %	17	- %	70	—%
Total Primary	**$13,266**	**100 %**	**$13,591**	**100 %**	**$13,619**	**100 %**	**$10,526**	**100 %**	**$51,002**	**100 %**
FICO Scores										
Over 760	$6,721	51 %	$6,433	47 %	$6,471	47 %	$5,218	49 %	$24,843	49 %
740 - 759	2,147	16 %	2,172	16 %	2,113	16 %	1,664	16 %	8,096	16 %
720 - 739	1,706	13 %	1,855	14 %	1,839	13 %	1,368	13 %	6,768	13 %
700 - 719	1,210	9 %	1,398	10 %	1,334	10 %	990	9 %	4,932	10 %
680 - 699	810	6 %	905	7 %	893	7 %	629	6 %	3,237	6 %
660 - 679[2]	363	3 %	446	3 %	562	4 %	388	4 %	1,759	3 %
640 - 659	222	2 %	268	2 %	289	2 %	193	2 %	972	2 %
620 - 639	80	- %	105	1 %	111	1 %	73	1 %	369	1 %
<620	7	- %	9	- %	7	- %	3	- %	26	- %
Total Primary	**$13,266**	**100 %**	**$13,591**	**100 %**	**$13,619**	**100 %**	**$10,526**	**100 %**	**$51,002**	**100 %**
Weighted Avg FICO	753		749		749		751		751	
Loan-To-Value Ratio										
95.01% and above	$2,394	18 %	$2,766	20 %	$2,707	20 %	$2,262	21 %	$10,129	20 %
90.01% to 95.00%	4,934	37 %	5,232	39 %	5,228	38 %	3,876	37 %	19,270	38 %
85.01% to 90.00%	4,198	32 %	4,044	30 %	4,190	31 %	3,177	30 %	15,609	30 %
85.00% and below	1,740	13 %	1,549	11 %	1,494	11 %	1,211	12 %	5,994	12 %
Total Primary	**$13,266**	**100 %**	**$13,591**	**100 %**	**$13,619**	**100 %**	**$10,526**	**100 %**	**$51,002**	**100 %**
Weighted Avg LTV	92 %		93 %		93 %		93 %		93 %	
Debt-To-Income Ratio										
45.01% and above	$3,599	27 %	$3,742	28 %	$4,039	30 %	$3,165	30 %	$14,545	28 %
38.01% to 45.00%	4,825	36 %	5,026	37 %	5,036	37 %	3,824	36 %	18,711	37 %
38.00% and below	4,842	37 %	4,823	35 %	4,544	33 %	3,537	34 %	17,746	35 %
Total Primary	**$13,266**	**100 %**	**$13,591**	**100 %**	**$13,619**	**100 %**	**$10,526**	**100 %**	**$51,002**	**100 %**
Weighted Avg DTI	40 %		40 %		40 %		40 %		40 %	
Avg loan size (thousands)	$373		$362		$363		$366		$365	

[1] Includes loans with annual and split payment types.

[2] Loans with unknown FICO scores are included in the 660-679 category.

Page 5

Enact Holdings, Inc. Financial Supplement Third Quarter 2025

Direct Insurance In-Force (IIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2025						2024							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
Total Direct	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Product														
Primary	$272,349	100 %	$269,754	100 %	$268,366	100 %	$268,825	100 %	$268,003	100 %	$266,060	100 %	$263,645	100 %
Pool	342	- %	355	- %	367	- %	379	- %	394	- %	408	- %	422	- %
Total	**$272,691**	**100 %**	**$270,109**	**100 %**	**$268,733**	**100 %**	**$269,204**	**100 %**	**$268,397**	**100 %**	**$266,468**	**100 %**	**$264,067**	**100 %**
Primary Only														
Origination														
Purchase	$250,002	92 %	$246,701	91 %	$244,409	91 %	$243,730	91 %	$242,514	90 %	$238,699	90 %	$234,211	89 %
Refinance	22,347	8 %	23,053	9 %	23,957	9 %	25,095	9 %	25,489	10 %	27,361	10 %	29,434	11 %
Total Primary	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**	**$268,825**	**100 %**	**$268,003**	**100 %**	**$266,060**	**100 %**	**$263,645**	**100 %**
Payment Type														
Monthly	$246,528	90 %	$243,382	90 %	$241,572	90 %	$241,785	90 %	$240,369	89 %	$237,721	89 %	$234,747	89 %
Single	24,256	9 %	24,749	9 %	25,108	9 %	25,301	9 %	25,844	10 %	26,495	10 %	27,013	10 %
Other[1]	1,565	1 %	1,623	1 %	1,686	1 %	1,739	1 %	1,790	1 %	1,844	1 %	1,885	1 %
Total Primary	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**	**$268,825**	**100 %**	**$268,003**	**100 %**	**$266,060**	**100 %**	**$263,645**	**100 %**
Book Year														
2008 and prior	$4,372	2 %	$4,535	2 %	$4,706	2 %	$4,860	2 %	$5,011	2 %	$5,238	2 %	$5,420	2 %
2009-2017	6,942	2 %	7,482	3 %	8,143	3 %	9,045	3 %	10,138	4 %	11,343	4 %	12,383	5 %
2018	4,147	1 %	4,362	1 %	4,584	2 %	4,790	2 %	5,037	2 %	5,300	2 %	5,524	2 %
2019	9,993	4 %	10,446	4 %	10,966	4 %	11,415	4 %	11,924	4 %	12,524	5 %	13,126	5 %
2020	29,735	11 %	31,497	12 %	33,268	12 %	34,940	13 %	36,958	14 %	39,502	15 %	42,183	16 %
2021	48,447	18 %	51,345	19 %	54,493	20 %	57,266	21 %	60,342	22 %	63,582	24 %	66,971	25 %
2022	47,952	18 %	49,640	18 %	51,444	19 %	53,063	20 %	54,878	20 %	56,456	21 %	58,051	22 %
2023	40,694	15 %	42,204	16 %	43,938	16 %	45,208	17 %	47,387	18 %	48,520	18 %	49,556	19 %
2024	44,401	16 %	45,708	17 %	47,107	18 %	48,238	18 %	36,328	14 %	23,595	9 %	10,431	4 %
2025	35,666	13 %	22,535	8 %	9,717	4 %	0	- %	0	- %	0	- %	0	- %
Total Primary	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**	**$268,825**	**100 %**	**$268,003**	**100 %**	**$266,060**	**100 %**	**$263,645**	**100 %**

[1] Includes loans with annual and split payment types.

Page 6

Enact Holdings, Inc. Financial Supplement Third Quarter 2025 IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF FICO Scores Over 760 $119,234 44% $117,403 44% $115,914 43% $115,554 43% $114,424 43% $113,115 43% $111,589 43% 740 - 759 44,675 16% 44,191 16% 43,924 17% 43,955 17% 43,793 17% 43,485 17% 43,155 17% 720 - 739 37,955 14% 37,725 14% 37,643 14% 37,717 14% 37,671 14% 37,407 14% 37,068 14% 700 - 719 29,567 11% 29,524 11% 29,629 11% 29,819 11% 29,910 11% 29,781 11% 29,679 11% 680 - 699 20,886 8% 20,910 8% 21,082 8% 21,355 8% 21,557 8% 21,596 8% 21,628 8% 660 - 679(1) 11,079 4% 11,040 4% 11,126 4% 11,245 4% 11,391 4% 11,417 4% 11,316 4% 640 - 659 6,001 2% 6,018 2% 6,068 2% 6,147 2% 6,179 2% 6,167 2% 6,109 2% 620 - 639 2,414 1% 2,395 1% 2,419 1% 2,461 1% 2,495 1% 2,491 1% 2,488 1% <620 538 - % 548 - % 561 - % 572 - % 583 - % 601 - % 613 - % Total Primary $272,349 100% $269,754 100% $268,366 100% $268,825 100% $268,003 100% $266,060 100% $263,645 100 % Weighted Avg FICO 746 746 745 745 745 745 744 Loan-To-Value Ratio 95.01% and above $53,522 20% $52,438 20% $51,280 19% $50,318 18% $49,363 18% $47,837 18% $46,259 17% 90.01% to 95.00% 113,852 42% 112,683 42% 112,086 42% 112,362 42% 111,992 42% 110,825 42% 109,566 42% 85.01% to 90.00% 79,390 29% 79,237 29% 79,332 29% 79,932 30% 79,628 30% 79,132 30% 78,214 30% 85.00% and below 25,585 9% 25,396 9% 25,668 10% 26,213 10% 27,020 10% 28,266 10% 29,606 11 % Total Primary $272,349 100% $269,754 100% $268,366 100% $268,825 100% $268,003 100% $266,060 100% $263,645 100 % Weighted Avg LTV 93% 93% 93% 93% 93% 93% 93 % Debt-To-Income Ratio 45.01% and above $64,258 24% $62,216 23% $60,714 23% $59,864 22% $58,718 22% $57,044 21% $54,943 21% 38.01% to 45.00% 99,259 36% 98,136 36% 97,492 36% 97,361 36% 96,861 36% 95,760 36% 94,459 36% 38.00% and below 108,832 40% 109,402 41% 110,160 41% 111,600 42% 112,424 42% 113,256 43% 114,243 43 % Total Primary $272,349 100% $269,754 100% $268,366 100% $268,825 100% $268,003 100% $266,060 100% $263,645 100 % Weighted Avg DTI 39% 39% 39% 39% 38% 38% 38 % Primary persistency rate 83% 82% 84% 82% 83% 83% 85 % Avg loan size (thousands) $286 $283 $281 $279 $277 $274 $272 (1)Loans with unknown FICO scores are included in the 660-679 category. 4Q1Q Direct Insurance In-Force (IIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2024 3Q3Q 2025 2Q Page 7

Enact Holdings, Inc. Financial Supplement Third Quarter 2025

Direct Risk In-Force (RIF) Metrics

Excludes run-off business, which is immaterial to our results

(amounts in millions)

	2025					
	3Q		2Q		1Q	
Total Direct	**RIF**	**% of RIF**	**RIF**	**% of RIF**	**RIF**	**% of RIF**
Product						
Primary	$71,144	100 %	$70,401	100 %	$69,937	100 %
Pool	52	- %	54	- %	55	- %
Total	**$71,196**	**100 %**	**$70,455**	**100 %**	**$69,992**	**100 %**
Primary Only						
Origination						
Purchase	$65,825	93 %	$64,901	92 %	$64,228	92 %
Refinance	5,319	7 %	5,500	8 %	5,709	8 %
Total Primary	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**
Payment Type						
Monthly	$65,527	92 %	$64,676	92 %	$64,113	92 %
Single	5,217	7 %	5,311	7 %	5,395	8 %
Other[1]	400	1 %	414	1 %	429	- %
Total Primary	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**
Book Year						
2008 and prior	$1,131	2 %	$1,173	2 %	$1,217	2 %
2009-2017	1,796	3 %	1,939	3 %	2,119	3 %
2018	1,069	1 %	1,124	2 %	1,181	2 %
2019	2,615	4 %	2,732	4 %	2,867	4 %
2020	8,178	11 %	8,646	12 %	9,119	13 %
2021	13,072	18 %	13,732	19 %	14,427	21 %
2022	12,289	17 %	12,681	18 %	13,102	19 %
2023	10,590	15 %	10,968	15 %	11,403	16 %
2024	11,401	16 %	11,720	17 %	12,070	17 %
2025	9,003	13 %	5,686	8 %	2,432	3 %
Total Primary	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**

	2024							
	4Q		3Q		2Q		1Q	
Total Direct	**RIF**	**% of RIF**	**RIF**	**% of RIF**	**RIF**	**% of RIF**	**RIF**	**% of RIF**
Product								
Primary	$69,985	100 %	$69,611	100 %	$68,878	100 %	$67,950	100 %
Pool	57	- %	60	- %	65	- %	67	- %
Total	**$70,042**	**100 %**	**$69,671**	**100 %**	**$68,943**	**100 %**	**$68,017**	**100 %**
Primary Only								
Origination								
Purchase	$64,031	91 %	$63,622	91 %	$62,553	91 %	$61,263	90 %
Refinance	5,954	9 %	5,989	9 %	6,325	9 %	6,687	10 %
Total Primary	**$69,985**	**100 %**	**$69,611**	**100 %**	**$68,878**	**100 %**	**$67,950**	**100 %**
Payment Type								
Monthly	$64,078	91 %	$63,582	91 %	$62,649	91 %	$61,606	91 %
Single	5,466	8 %	5,575	8 %	5,762	8 %	5,867	8 %
Other[1]	441	1 %	454	1 %	467	1 %	477	1 %
Total Primary	**$69,985**	**100 %**	**$69,611**	**100 %**	**$68,878**	**100 %**	**$67,950**	**100 %**
Book Year								
2008 and prior	$1,256	2 %	$1,296	2 %	$1,351	2 %	$1,397	2 %
2009-2017	2,368	3 %	2,666	4 %	2,988	4 %	3,267	5 %
2018	1,233	2 %	1,297	2 %	1,363	2 %	1,419	2 %
2019	2,984	4 %	3,113	4 %	3,261	5 %	3,403	5 %
2020	9,553	14 %	10,042	14 %	10,601	15 %	11,181	16 %
2021	15,043	21 %	15,710	23 %	16,422	24 %	17,174	25 %
2022	13,476	19 %	13,892	20 %	14,254	21 %	14,629	22 %
2023	11,719	17 %	12,271	18 %	12,552	18 %	12,810	19 %
2024	12,353	18 %	9,324	13 %	6,086	9 %	2,670	4 %
2025	0	- %	0	- %	0	- %	0	- %
Total Primary	**$69,985**	**100 %**	**$69,611**	**100 %**	**$68,878**	**100 %**	**$67,950**	**100 %**

[1] Includes loans with annual and split payment types.

Page 8

Enact Holdings, Inc. Financial Supplement Third Quarter 2025

Direct Risk In-Force (RIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2025						2024							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
FICO Scores														
Over 760	$30,991	44 %	$30,502	43 %	$30,093	43 %	$29,985	43 %	$29,644	43 %	$29,219	43 %	$28,703	42 %
740 - 759	11,709	16 %	11,579	17 %	11,493	17 %	11,494	17 %	11,423	17 %	11,305	17 %	11,167	17 %
720 - 739	10,058	14 %	9,983	14 %	9,939	14 %	9,949	14 %	9,912	14 %	9,809	14 %	9,669	14 %
700 - 719	7,728	11 %	7,701	11 %	7,711	11 %	7,746	11 %	7,751	11 %	7,688	11 %	7,629	11 %
680 - 699	5,432	8 %	5,432	8 %	5,464	8 %	5,523	8 %	5,553	8 %	5,540	8 %	5,524	8 %
660 - 679[(1)]	2,906	4 %	2,886	4 %	2,901	4 %	2,924	4 %	2,951	4 %	2,948	4 %	2,908	4 %
640 - 659	1,564	2 %	1,565	2 %	1,574	2 %	1,589	2 %	1,592	2 %	1,582	2 %	1,562	3 %
620 - 639	619	1 %	614	1 %	619	1 %	629	1 %	636	1 %	634	1 %	632	1 %
<620	137	- %	139	- %	143	- %	146	- %	149	- %	153	- %	156	- %
Total Primary	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**	**$69,985**	**100 %**	**$69,611**	**100 %**	**$68,878**	**100 %**	**$67,950**	**100 %**
Loan-To-Value Ratio														
95.01% and above	$15,374	22 %	$15,034	21 %	$14,682	21 %	$14,428	21 %	$14,141	20 %	$13,722	20 %	$13,250	20 %
90.01% to 95.00%	33,121	47 %	32,770	47 %	32,597	47 %	32,686	47 %	32,579	47 %	32,254	47 %	31,881	47 %
85.01% to 90.00%	19,589	27 %	19,558	28 %	19,583	28 %	19,729	28 %	19,649	28 %	19,510	28 %	19,265	28 %
85.00% and below	3,060	4 %	3,039	4 %	3,075	4 %	3,142	4 %	3,242	5 %	3,392	5 %	3,554	5 %
Total Primary	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**	**$69,985**	**100 %**	**$69,611**	**100 %**	**$68,878**	**100 %**	**$67,950**	**100 %**
Debt-To-Income Ratio														
45.01% and above	$16,876	24 %	$16,325	23 %	$15,910	23 %	$15,674	22 %	$15,353	22 %	$14,867	22 %	$14,265	21 %
38.01% to 45.00%	25,765	36 %	25,463	36 %	25,273	36 %	25,226	36 %	25,052	36 %	24,706	36 %	24,289	36 %
38.00% and below	28,503	40 %	28,613	41 %	28,754	41 %	29,085	42 %	29,206	42 %	29,305	42 %	29,396	43 %
Total Primary	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**	**$69,985**	**100 %**	**$69,611**	**100 %**	**$68,878**	**100 %**	**$67,950**	**100 %**

[(1)] Includes loans with annual and split payment types.

Page 9

Enact Holdings, Inc. Financial Supplement Third Quarter 2025

Delinquency Metrics
Primary metrics exclude run-off business, which is immaterial to our results
(dollar amounts in thousands)

	2025 3Q	2025 2Q	2025 1Q	2024 4Q	2024 3Q	2024 2Q	2024 1Q
Beginning Number of Primary Delinquencies	22,118	22,349	23,566	21,027	19,051	19,492	20,432
New delinquencies	12,998	11,567	12,237	13,717	12,964	10,461	11,395
Delinquency cures	(11,467)	(11,574)	(13,263)	(10,971)	(10,749)	(10,731)	(12,160)
Paid claims	(253)	(218)	(179)	(191)	(220)	(160)	(172)
Rescissions and claim denials	(14)	(6)	(12)	(16)	(19)	(11)	(3)
Ending Number of Primary Delinquencies	23,382	22,118	22,349	23,566	21,027	19,051	19,492
Primary Policies in Force (count)	953,657	952,795	955,210	962,849	967,501	969,767	969,866
Primary delinquency rate	2.45 %	2.32 %	2.34 %	2.45 %	2.17 %	1.96 %	2.01 %
Incurred Losses:							
Direct primary case[(1)]	$34,134	$23,375	$27,237	$20,678	$6,993	($17,260)	$15,540
All other[(1)]	1,751	1,914	3,304	3,135	5,171	439	3,961
Total Incurred Losses	**$35,885**	**$25,289**	**$30,541**	**$23,813**	**$12,164**	**($16,821)**	**$19,501**
Direct Primary Case Incurred Losses[(2)]							
Current quarter delinquencies[(3)]	$79,219	$69,605	$74,627	$77,674	$75,193	$59,763	$74,087
Development of current quarter delinquencies[(4)]	0	0	0	0	0	0	0
Prior period development and other	(45,085)	(46,230)	(47,390)	(56,996)	(68,200)	(77,023)	(58,547)
Direct Primary Case Incurred Losses	**$34,134**	**$23,375**	**$27,237**	**$20,678**	**$6,993**	**($17,260)**	**$15,540**
Reserves:							
Direct primary case[(1)]	$520,181	$499,774	$489,329	$472,110	$460,513	$462,247	$485,791
All other[(1)]	51,873	52,166	53,199	52,605	49,888	45,891	45,652
Total Reserves	**$572,054**	**$551,940**	**$542,528**	**$524,715**	**$510,401**	**$508,138**	**$531,443**
Beginning Direct Primary Case Reserves	$499,774	$489,329	$472,110	$460,513	$462,247	$485,791	$476,709
Paid claims	(13,727)	(12,930)	(10,018)	(9,081)	(8,727)	(6,284)	(6,458)
Change in reserves	34,134	23,375	27,237	20,678	6,993	(17,260)	15,540
Ending Direct Primary Case Reserves	**$520,181**	**$499,774**	**$489,329**	**$472,110**	**$460,513**	**$462,247**	**$485,791**
Average Reserve Per Primary Delinquency[(5)]	$22.2	$22.6	$21.9	$20.0	$21.9	$24.3	$24.9
Average Direct Primary Paid Claim[(6)]	$54.3	$59.3	$56.0	$47.5	$39.7	$39.3	$37.5

(1) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves.

(2) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance.

(3) Defaulted loans with most recent delinquency notice in the quarter indicated.

(4) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end.

(5) Direct primary case reserves divided by primary delinquency count.

(6) Average direct primary paid claim is calculated by dividing paid claims on direct primary case reserves by the number of paid claims for the quarter. Average paid claims in 3Q25 and each quarter of 2024 include payments in relation to agreements on non-performing loans.

Page 10

Enact Holdings, Inc. Financial Supplement Third Quarter 2025 Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 11,969 $109 $806 14% 12,712 $108 $849 13% 11,132 $102 $715 14% 4 - 11 payments in default 7,951 216 594 36% 7,701 191 545 35% 6,831 188 477 39% 12 payments or more in default 3,462 195 250 78% 3,153 173 213 81% 3,064 171 202 85 % Total 23,382 $520 $1,650 32% 23,566 $472 $1,607 29% 21,027 $461 $1,394 33 % September 30, 2025 Missed Payment Status Tables - Direct Primary Excludes run-off business, which is immaterial to our results (dollar amounts in millions) December 31, 2024 September 30, 2024 Page 11

Enact Holdings, Inc. | Financial Supplement | Third Quarter 2025

Delinquency Performance - Direct Primary

Excludes run-off business, which is immaterial to our results

September 30, 2025

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	13%	2.63%
Texas	9%	9%	2.64%
Florida [3]	8%	13%	3.11%
New York [3]	5%	9%	3.28%
Illinois [3]	4%	5%	3.01%
Arizona	4%	4%	2.57%
Michigan	4%	3%	2.20%
Georgia	3%	4%	3.07%
North Carolina	3%	2%	2.00%
Pennsylvania	3%	3%	2.23%
All Other States [4]	45%	35%	2.16%
Total	**100%**	**100%**	**2.45%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	2.66%
Chicago-Naperville, IL MD	3%	4%	3.20%
Atlanta, GA MSA	3%	3%	3.28%
New York, NY MD	2%	5%	3.68%
Dallas, TX MD	2%	2%	2.34%
Houston, TX MSA	2%	3%	3.27%
Washington-Arlington, DC MD	2%	2%	2.27%
Riverside-San Bernardino, CA MSA	2%	3%	3.32%
Los Angeles-Long Beach, CA MD	2%	3%	3.05%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.52%
All Other MSAs/MDs	77%	71%	2.34%
Total	**100%**	**100%**	**2.45%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	8%	7.85%	5.55%
2009-2017	3%	7%	4.85%	0.59%
2018	1%	4%	4.91%	0.92%
2019	4%	6%	3.17%	0.80%
2020	11%	12%	2.20%	0.87%
2021	18%	21%	2.45%	1.47%
2022	17%	22%	2.69%	2.25%
2023	15%	14%	2.33%	1.96%
2024	16%	6%	1.36%	1.24%
2025	13%	0%	0.18%	0.18%
Total	**100%**	**100%**	**2.45%**	**4.12%**

December 31, 2024

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	12%	2.53%
Texas	9%	9%	2.64%
Florida [3]	8%	12%	3.67%
New York [3]	5%	10%	3.30%
Illinois [3]	4%	6%	2.96%
Arizona	4%	3%	2.35%
Michigan	4%	3%	2.14%
Georgia	3%	4%	3.02%
North Carolina	3%	2%	2.14%
Pennsylvania	3%	3%	2.17%
All Other States [4]	45%	36%	2.10%
Total	**100%**	**100%**	**2.45%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	2.41%
Chicago-Naperville, IL MD	3%	4%	3.29%
Atlanta, GA MSA	3%	3%	3.02%
New York, NY MD	2%	6%	3.53%
Houston, TX MSA	2%	3%	3.58%
Dallas, TX MD	2%	2%	2.38%
Washington-Arlington, DC MD	2%	2%	2.03%
Riverside-San Bernardino, CA MSA	2%	3%	3.25%
Los Angeles-Long Beach, CA MD	2%	2%	2.65%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.38%
All Other MSAs/MDs	77%	71%	2.35%
Total	**100%**	**100%**	**2.45%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	10%	8.17%	5.55%
2009-2016	2%	6%	4.75%	0.60%
2017	1%	4%	4.37%	0.84%
2018	2%	5%	4.66%	0.96%
2019	4%	8%	3.31%	0.89%
2020	14%	14%	2.14%	0.94%
2021	21%	21%	2.25%	1.51%
2022	19%	20%	2.50%	2.18%
2023	17%	10%	1.83%	1.64%
2024	18%	2%	0.49%	0.47%
Total	**100%**	**100%**	**2.45%**	**4.17%**

September 30, 2024

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	13%	12%	2.27%
Texas	9%	9%	2.64%
Florida [3]	8%	11%	2.49%
New York [3]	5%	11%	3.19%
Illinois [3]	4%	6%	2.67%
Arizona	4%	3%	2.05%
Michigan	4%	3%	1.90%
Georgia	3%	4%	2.48%
North Carolina	3%	2%	1.69%
Pennsylvania	3%	3%	2.11%
All Other States [4]	44%	36%	1.92%
Total	**100%**	**100%**	**2.17%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	2.10%
Chicago-Naperville, IL MD	3%	4%	2.95%
Atlanta, GA MSA	3%	3%	2.68%
New York, NY MD	2%	6%	3.37%
Houston, TX MSA	2%	3%	3.92%
Dallas, TX MD	2%	2%	2.29%
Washington-Arlington, DC MD	2%	2%	1.95%
Riverside-San Bernardino, CA MSA	2%	3%	2.92%
Los Angeles-Long Beach, CA MD	2%	2%	2.36%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.13%
All Other MSAs/MDs	77%	71%	2.06%
Total	**100%**	**100%**	**2.17%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	12%	8.16%	5.55%
2009-2016	2%	7%	4.30%	0.61%
2017	2%	4%	4.06%	0.83%
2018	2%	5%	4.23%	0.91%
2019	4%	8%	3.02%	0.84%
2020	14%	15%	1.92%	0.88%
2021	23%	22%	1.90%	1.33%
2022	20%	18%	1.99%	1.77%
2023	18%	8%	1.27%	1.18%
2024	13%	1%	0.27%	0.27%
Total	**100%**	**100%**	**2.17%**	**4.15%**

[1] Direct primary case reserves exclude pool, loss adjustment expenses, incurred but not reported and reinsurance reserves.

[2] Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force.

[3] Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed.

[4] Includes the District of Columbia.

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Enact Holdings, Inc. Financial Supplement Third Quarter 2025 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $270,865 4% $264,981 4% $289,008 5% $277,363 5% $289,159 5% $303,543 6% $250,449 5 % Municipals 486,893 8% 479,355 8% 476,141 8% 467,476 8% 456,606 8% 432,929 8% 442,440 8 % Non-U.S. government 179,399 3% 154,536 3% 113,153 2% 83,802 2% 48,267 1% 11,405 - % 11,381 - % U.S. corporate 2,872,978 48% 2,851,475 48% 2,900,205 50% 2,825,679 50% 2,871,882 51% 2,646,014 50% 2,745,314 51 % Non-U.S. corporate 807,524 13% 783,184 14% 768,953 13% 772,624 14% 759,329 13% 696,573 13% 686,637 13 % Residential MBS 292,768 5% 261,415 4% 111,683 2% 8,364 - % 8,321 - % 9,404 - % 9,754 - % Commercial MBS 81,112 1% 48,809 1% 20,702 - % 0 - % 0 - % 0 - % 0 - % Other asset-backed 1,076,962 18% 1,053,063 18% 1,135,492 20% 1,189,465 21% 1,218,835 22% 1,231,477 23% 1,205,163 23 % Total available-for-sale fixed maturity securities $6,068,501 100% $5,896,818 100% $5,815,337 100% $5,624,773 100% $5,652,399 100% $5,331,345 100% $5,351,138 100 % Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $498,423 8% $512,069 9% $600,780 10% $613,951 11% $599,829 11% $587,795 11% $556,749 10 % AA 1,595,710 26% 1,519,953 26% 1,362,190 24% 1,228,794 22% 1,225,680 22% 1,184,209 22% 1,131,317 21 % A 1,814,132 30% 1,730,742 29% 1,704,440 29% 1,736,450 31% 1,767,252 31% 1,683,198 32% 1,711,854 32 % BBB 2,086,540 35% 2,046,515 35% 2,078,180 36% 1,977,281 35% 1,978,958 35% 1,812,275 34% 1,851,947 35 % BB & Lower 73,696 1% 87,539 1% 69,747 1% 68,297 1% 80,680 1% 63,868 1% 99,271 2 % Total fixed maturity securities $6,068,501 100% $5,896,818 100% $5,815,337 100% $5,624,773 100% $5,652,399 100% $5,331,345 100% $5,351,138 100 % Average duration 4.6 4.5 4.3 4.1 3.9 3.7 3.7 Average book yield 4.3% 4.2% 4.1% 4.0% 3.9% 3.8% 3.7% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2024 September 30, 2024 Composition of Consolidated Investments at Fair Value (amounts in thousands) March 31, 2024June 30, 2024March 31, 2025September 30, 2025 June 30, 2025 Page 13

Enact Holdings, Inc. Financial Supplement Third Quarter 2025

Third Party Ceded Reinsurance Transaction Summary
(amounts in millions)

	Insurance Linked Notes			Reinsurance - Excess of Loss [1]											Reinsurance - Quota Share [1]		
	2021-2 ILN	2021-3 ILN	2023-1 ILN	2021 XOL	2022-1 XOL	2022-2 XOL	2022-3 XOL	2022-4 XOL	2022-5 XOL	2023-1 XOL	2024-1 XOL	2024-2 XOL	2025-1 XOL	2025-2 XOL	2023-1 QSR	2024-1 QSR	2025-1 QSR
	9/20-12/20	*1/21-6/21*	*7/22-6/23*	*Full Year 2021*	*Full Year 2022*	*Full Year 2022*	*7/21-12/21*	*7/21-12/21*	*1/22-6/22*	*Full Year 2023*	*Full Year 2024*	*7/23-12/23*	*Full Year 2025*	*Full Year 2025*	*Full Year 2023*	*Full Year 2024*	*Full Year 2025*
At Closing																	
Initial Risk In-Force	$8,384	$12,141	$7,288	$22,373	$15,400	$15,400	$10,550	$10,550	$8,547	$11,991	$12,062	$5,349	$8,726	$8,726	$11,991	$12,062	$8,726
Initial Reinsurance Amount / Ceded RIF [2]	$303	$372	$248	$206	$196	$25	$289	$36	$201	$180	$270	$90	$118	$18	$1,934	$2,560	$2,369
Initial First Loss Retention Layer	$189	$304	$244	$671	$462	$385	$317	$264	$256	$360	$362	$134	$257	$213	n/a	n/a	n/a
Initial Attachment % [3]	2.25%	2.50%	3.35%	3.00%	3.00%	2.50%	3.00%	2.50%	3.00%	3.00%	3.00%	2.50%	2.95%	2.45%	n/a	n/a	n/a
Initial Detachment % [3]	7.00%	6.75%	6.75%	7.00%	6.99%	3.00%	7.00%	3.00%	7.00%	6.57%	6.50%	6.50%	6.20%	2.95%	n/a	n/a	n/a
% Of Covered Loss Tier Reinsured	76.00%	72.00%	100.00%	23.00%	31.92%	31.92%	68.45%	68.45%	58.80%	42.00%	63.96%	41.88%	41.58%	41.59%	16.13%	21.23%	27.15%
Commencement Date	04/16/21	09/02/21	11/15/23	01/01/21	01/01/22	01/01/22	03/01/22	03/01/22	09/01/22	01/01/23	01/01/24	06/01/24	01/01/25	01/01/25	04/01/23	01/01/24	01/01/25
Termination Date	10/25/33	02/25/34	11/25/33	12/31/31	12/31/32	12/31/32	12/31/31	12/31/31	12/31/32	12/31/33	12/31/34	06/30/34	12/31/35	12/31/35	04/01/34	12/31/34	12/31/35
Optional Call Date	04/25/28	08/25/28	11/27/28	06/30/28	12/31/29	12/31/29	12/31/28	12/31/28	01/01/30	12/31/30	12/31/31	06/30/29	12/31/30	12/31/30	12/31/26	12/31/27	12/31/27
Clean-Up Call	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	n/a	n/a	n/a
As of September 30, 2025																	
Current Risk In-Force	$3,522	$5,990	$5,989	$12,960	$11,913	$11,913	$6,768	$6,768	$6,359	$9,776	$11,137	$4,281	$8,726	$8,726	$9,776	$11,137	$8,726
Current Reinsured Amount / Ceded RIF [2]	$82	$122	$194	$64	$142	$25	$129	$36	$136	$159	$270	$78	$118	$18	$1,576	$2,364	$2,369
PMIERs Required Asset Credit [4]	$53	$89	$180	$62	$136	$24	$124	$35	$131	$153	$260	$75	$114	$17	$113	$171	$152
Current Attachment % [3]	5.29%	5.00%	4.01%	5.08%	3.71%	3.06%	4.57%	3.79%	3.84%	3.61%	3.24%	3.11%	2.95%	2.45%	n/a	n/a	n/a
Current Detachment % [3]	8.33%	7.83%	7.25%	7.24%	7.44%	3.71%	7.34%	4.57%	7.49%	7.47%	7.03%	7.48%	6.20%	2.95%	n/a	n/a	n/a
Enact Claims Paid	$2	$4	$4	$12	$20	$20	$7	$7	$12	$7	$1	$1	$0	$0	$1	$0	$0
Incurred Losses Ever To Date [5]	$28	$50	$76	$120	$129	$129	$64	$64	$71	$70	$33	$21	$2	$2	$11	$7	$0
Remaining First Loss Retention Layer	$186	$299	$240	$659	$442	$365	$309	$257	$244	$353	$361	$133	$257	$213	n/a	n/a	n/a
Reinsurer Claims Paid	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

[1] Excess of loss (XOL) and quota share (QSR) transactions are with panels of U.S. and global reinsurers.
[2] The initial reinsurance amount for insurance linked notes and excess of loss reinsurance reflects the total loss coverage; Ceded RIF reflects the RIF associated with quota share reinsurance which is subject to annual and life loss ratio limits.
[3] Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy.
[4] Current PMIERs required asset credit considers the counterparty credit haircut.
[5] Incurred losses ever to date shown does not include IBNR or loss adjustment expenses.
Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note; QSR = Quota Share

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Enact Holdings, Inc. Financial Supplement Third Quarter 2025

Capital & PMIERs
(dollar amounts in millions)

	2025			2024			
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
COMBINED[(1)] STAT:							
Statutory policyholders' surplus	$823	$821	$815	$887	$1,005	$863	$765
Contingency reserves	4,471	4,425	4,381	4,336	4,290	4,242	4,148
Combined statutory capital	**$5,294**	**$5,246**	**$5,196**	**$5,223**	**$5,295**	**$5,105**	**$4,913**
Adjusted RIF[(2)]	$54,353	$54,408	$54,569	$55,001	$55,352	$55,365	$55,254
Combined risk-to-capital ratio ("RTC")	10.3	10.4	10.5	10.5	10.5	10.8	11.2
EMICO[(3)] STAT:							
Statutory policyholders' surplus	$785	$783	$777	$850	$968	$827	$729
Contingency reserves	4,457	4,412	4,370	4,325	4,281	4,234	4,140
EMICO statutory capital	**$5,242**	**$5,195**	**$5,147**	**$5,175**	**$5,249**	**$5,061**	**$4,869**
Adjusted RIF[(2)]	$53,685	$53,763	$53,951	$54,418	$54,794	$54,834	$54,741
EMICO risk-to-capital ratio	10.2	10.3	10.5	10.5	10.4	10.8	11.2
PMIERs Available Assets[(3)]	**$4,974**	**$4,992**	**$4,999**	**$5,095**	**$5,194**	**$5,024**	**$4,853**
PMIERs Minimum Required Assets	**($3,070)**	**($3,031)**	**($3,033)**	**($3,043)**	**($3,004)**	**($2,967)**	**($2,970)**
Available Assets Above PMIERs Requirements[(3)]	**$1,904**	**$1,961**	**$1,966**	**$2,052**	**$2,190**	**$2,057**	**$1,883**
PMIERs Sufficiency Ratio[(4)]	**162 %**	**165 %**	**165 %**	**167 %**	**173 %**	**169 %**	**163 %**

(1) Reflects estimated combined statutory capital position of our mortgage insurance subsidiaries.

(2) Adjusted RIF for purposes of calculating statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies.

(3) Estimated statutory capital of Enact Mortgage Insurance Corporation (EMICO), the company's primary U.S. mortgage insurance subsidiary.

(4) The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing.

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